                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                           MAXXAM GROUP HOLDINGS INC.

                               OFFER TO EXCHANGE

                             ALL OF ITS OUTSTANDING

                        12% SENIOR SECURED NOTES DUE 2003

                                    FOR ITS

                    12% SERIES B SENIOR SECURED NOTES DUE 2003

         As set forth in Prospectus described below, this Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to tender for exchange 12% Senior Secured Notes due 2003 ("Old Notes"), of MAXXAM Group Holdings Inc., a Delaware corporation ("Company"), pursuant to the Exchange Offer (as defined below) if certificates for Old Notes are not immediately available or the certificates for Old Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mailed to the Exchange Agent.

                 The Exchange Agent for the Exchange Offer is:

                        FIRST BANK NATIONAL ASSOCIATION



              By Mail                            By Hand/Overnight Express:
  First Bank National Association             First Bank National Association
         180 E. 5th Street                            180 E. 5th Street
    St. Paul, Minnesota  55101                   St. Paul, Minnesota  55101


          Attention:  Richard Prokosch              Attention:  Richard Prokosch
                      Trust Officer                             Trust Officer

                          By Facsimile Transmission:



                            Confirm by telephone:



         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the Instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

      ------------------------------------------------------------------

      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
          NEW YORK CITY TIME, ON                    ,        , 1997,
                    UNLESS THE EXCHANGE OFFER IS EXTENDED.

      ------------------------------------------------------------------

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and
subject to the conditions set forth in the Prospectus dated                  ,
199 ("Prospectus") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of each of which is hereby acknowledged, the principal amount of Old Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes -- Guaranteed Delivery Procedures.

Signature(s) ___________________________________________________________________

Name(s) of Eligible Holders ____________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                             PLEASE TYPE OR PRINT

Principal Amount of Old Notes Tendered for
Exchange $______________________________________________________________________

Old Note Certificate No(s). (If available) _____________________________________

________________________________________________________________________________

________________________________________________________________________________

Dated ___________________________________________, 199

Address(es) ____________________________________________________________________

________________________________________________________________________________
                                                                   Zip Code

Area Code and Tel. No.(s) ______________________________________________________

(Check box if shares will be tendered by book-entry transfer)

[ ] The Depository Trust Company

Account Number _________________________________________________________________

--------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, an Eligible Institution (as defined in the Prospectus), having an office or correspondent in the United States, hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Old Notes complies with Rule 14e-4, and (c) guarantees to either deliver to the Exchange Agent the certificates representing all the Old Notes tendered hereby, in proper form for transfer, or to deliver such Old Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Prospectus) in the case of a book-entry transfer, and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

--------------------------------------------------------------------------------

-----------------------------------         ------------------------------------
         Name of Firm                                 Authorized Signature

-----------------------------------          -----------------------------------
         Address                                      Please Type or Print

-----------------------------------          -----------------------------------
         Zip Code

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: I.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------------------------------------------------------------------------
                          FOR THIS TYPE OF ACCOUNT:                                                   GIVE THE
                                                                                                   SOCIAL SECURITY
                                                                                                    NUMBER OF --
------------------------------------------------------------------------------------------------------------------------------
1.      An individual's account                                     The individual

2.      Two or more individuals (joint account)                     The actual owner of the account or, if combined funds, any one of the individuals(1)

3.      Husband and wife (joint account)                            The actual owner of the account or, if joint funds, either person(1)

4.      Custodian account of a minor (Uniform Gift to               The minor(2)
        Minors Act)

5.      Adult and minor (joint account)                             The adult or, if the minor is the only contributor, the
                                                                    minor(1)

6.      Account in the name of guardian or committee for a          The ward, minor, or incompetent person(3)
        designated ward, minor, or incompetent person

7.      a.       The usual revocable savings trust account          The grantor-trustee(1)
                 (grantor is also trustee)

        b.       So-called trust account that is not a              The actual owner(1)
                 legal or valid trust under State law

8.      Sole proprietorship account                                 The owner(4)

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                          FOR THIS TYPE OF ACCOUNT:                                               GIVE THE EMPLOYER
                                                                                                   IDENTIFICATION
                                                                                                    NUMBER OF --
------------------------------------------------------------------------------------------------------------------------------
9.      A valid trust, estate, or pension trust                     The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the  legal
                                                                    entity itself is not designated in the account title.)(5)

10.     Corporate account                                           The corporation

11.     Religious, charitable, or educational organization          The organization
        account

12.     Partnership account held in the name of the                 The partnership
        business

13.     Association, club or other tax-exempt organization          The organization

14.     A broker or registered nominee                              The broker or nominee

15.     Account with the Department of Agriculture in the           The public entity
        name of a public entity (such as a State or local
        government, school district, or prison) that
        receives agricultural program payments
------------------------------------------------------------------------------------------------------------------------------

(1)      List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)      Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:

         -       A corporation.
         -       A financial institution.
         - An organization exempt from tax under Section 501(a), or an individual retirement plan.
         -       The United States or any agency or instrumentality thereof.
         - A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
         - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
         - An international organization or any agency or instrumentality thereof.
         - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
         -       A real estate investment trust.
         -       A common trust fund operated by a bank under Section 584(a).
         - An exempt charitable remainder trust, or a non-exempt trust described in Section 4947(a)(1).
         - An entity registered at all times under the Investment Company Act of 1940.
         -       A foreign central bank of issue.

         Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         -       Payments to nonresident aliens subject to withholding under
                 Section 1441.
         - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
         - Payments of patronage dividends where the amount received is not paid in money.
         -       Payments made by certain foreign organizations.
         -       Payments made to a nominee.

         Payments of interest not generally subject to backup withholding include the following:

         -       Payments of interest on obligations issued by individuals.
                 Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
         - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
         - Payments described in Section 6049(b)(5) to non-resident aliens.
         -       Payments on tax-free covenant bonds under Section 1451.
         -       Payments made by certain foreign organizations.
         -       Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

         Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045, and 6050A. PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--if you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

                                     RETURN

--------------------------------------

--------------------------------------

--------------------------------------

--------------------------------------

Re:  MAXXAM Group Holdings Inc.

                                        First Bank National Association
                                        180 E. 5th Street
                                        St. Paul, Minnesota  55101

                                        Attn:  Richard Prokosch
                                               Trust Officer